UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Tigo Energy, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee computed previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE

On April 5, 2024, Tigo Energy, Inc. (the “Company,” “we,” “us” and “our”) filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) for the Company’s 2024 Annual Meeting of Stockholders with the Securities and Exchange Commission (the “SEC”). The Proxy Statement was filed in connection with the Company’s 2024 Annual Meeting of Stockholders to be held on May 20, 2024 (the “Annual Meeting”). This supplement to the Proxy Statement (the “Proxy Statement Supplement”) is being filed to correct the Security Ownership of Certain Beneficial Owners and Management table beginning on page 20 of the Proxy Statement. This table inadvertently omitted certain shares of Common Stock beneficially owned by two directors and one of the executive officers included in the group of all directors and executive officers when originally filed with the SEC and this filing corrects such omissions. Other than the corrections to the Security Ownership of Certain Beneficial Owners and Management table, no other changes have been made to the Proxy Statement. Capitalized terms used but not otherwise defined in this Proxy Statement Supplement have the meanings ascribed to them in the Proxy Statement. This supplement should be read together with the Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information with respect to the beneficial ownership of our Common Stock as of March 25, 2024, the Record Date, for:

•
each person known to us to own beneficially 5% or more of our outstanding Common Stock;
•
each of our directors or director nominees;
•
each of our named executive officers; and
•
all of our directors and executive officers as a group.

As of March 25, 2024 there were 60,358,166 shares of our Common Stock outstanding. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them:

The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES OF COMMON STOCK	% OF COMMON STOCK
DIRECTORS, DIRECTOR NOMINEES, NAMED EXECUTIVE OFFICERS AND 5% STOCKHOLDERS(1)
Zvi Alon(2)	15,597,252	25.5%
Bill Roeschlein(3)	125,474	*
Jeffrey Sullivan(4)	12,047	*
Tomer Babai(5)	32,669	*
Joan C. Conley(5)	102,674	*
Sagit Manor	—	—
Michael Splinter(6)	1,401,333	2.3%
Stanley Stern(7)	295,127	*
John Wilson	—	—
All Directors and Executive Officers as a group (11 individuals)	17,802,142	28.9%

Five Percent Holders:
Alon Ventures, LLC(8)	12,689,306	21.0%
Energy Growth Momentum II LP(9)	9,142,558	15.1%
Generation IM Climate Solutions Funds, L.P.(10)	7,691,221	12.7%
Tigo SPV LP(11)	5,208,625	8.6%
L1 Energy Capital Management S.à.r.l(12)	5,305,437	8.1%
Clal Industries Ltd(13)	4,476,425	7.4%

* Less than one percent

(1)
Unless otherwise noted, the business address of each of the following individuals is c/o Tigo Energy, Inc. 655 Campbell Technology Parkway, Suite 150, Campbell, CA 95008.
(2)
Consists of: (i) 358,860 shares of Common Stock, (ii) 774,260 shares of Common Stock issuable upon exercise of stock options within 60 days of the Record Date that are held by Mr. Alon, (iii) 12,689,306 shares of Common Stock held by Alon Ventures, LLC, a California limited liability company (“Alon Ventures”), for which Mr. Alon may be deemed to have voting or investment power over such securities, and (iv) 1,774,826 shares of Common Stock held by the Zvi and Ricki Alon Trust U/A/D June 29, 2017, for which Mr. Alon serves as Trustee and exercises investment decisions with respect to such securities.
(3)
Consists of: (i) 32,134 shares of Common Stock and (ii) shares of Common Stock issuable upon exercise of stock options within 60 days of the Record Date that are held Mr. Roeschlein.
(4)
Consists of 12,047 shares of Common Stock that are held by Mr. Sullivan.
(5)
Reflects the shares of Common Stock issuable upon exercise of stock options within 60 days of the Record Date that are held by the applicable individual.
(6)
Consists of: (i) 93,340 shares of Common Stock, (ii) 44,337 shares of Common Stock issuable upon exercise of stock options held by Mr. Splinter, (iii) 1,123,656 shares of Common Stock held by the Splinter Roboostoff Rev Trust, for which Mr. Splinter serves as Trustee and exercises investment decisions with respect to such securities, (iv) 35,000 shares of Common Stock held by the Amanda Christine Splinter 2012 Irrevocable Trust Dtd 08/10/2012, for which Mr. Splinter serves as Trustee and exercises investment decisions with respect to such securities, (v) 35,000 shares of Common Stock held by The Archie David Roboostoff 2012 Irrevocable Trust Dtd 08/10/2012, for which Mr. Splinter serves as Trustee and exercises investment decisions with respect to such securities, (vi) 35,000 shares of Common Stock held by The Joshua Michael Splinter 2012 Irrevocable Trust Dtd 08/10/2012, for which Mr. Splinter serves as Trustee and exercises investment decisions with respect to such securities and (vii) 35,000 shares of Common Stock held by The Krista Diane Fenske 2012 Irrevocable Trust Dtd 08/10/2012, for which Mr. Splinter serves as Trustee and exercises investment decisions with respect to such securities.
(7)
Consists of: (i) 169,118 shares of Common Stock and (ii) 126,009 shares of Common Stock issuable upon the exercise of stock options within 60 days of the Record Date
(8)
Reflects the shares of Common Stock held by Alon Ventures. Mr. Alon may be deemed to have voting or investment power over the shares owned by Alon Ventures. The principal business address of Alon Ventures is 27673 Lupine Rd Los Altos Hills, CA 94022.
(9)
Consists of: (i) 9,133,224 shares of Common Stock and (ii) 9,334 shares of Common Stock issuable upon the exercise of stock options within 60 days of the Record Date. Energy Growth Momentum GP II Limited (“EGM II GP”) is the general partner of Energy Growth Momentum II LP (“EGM II LP”) and has voting and dispositive power over all of the shares of Common Stock held by EGM II LP. The principal business address of EGM II LP is 1st & 2nd Floors, Elizabeth House, Les Ruettes Brayes, St Peter Port, Guernsey GY1 1EW.
(10)
As of December 31, 2023, based on information provided in a Schedule 13G filed on February 14, 2023.The principal business address of Generation IM Climate Solutions Funds, L.P. is PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Island.
(11)
Reflects the shares of Common Stock held by Tigo SPV LP (“Tigo SPV”). EGM II GP is the general partner of Tigo SPV and has voting and dispositive power over all of the shares of Common Stock held by Tigo SPV. The principal business address of Tigo SPV is 1st & 2nd Floors, Elizabeth House, Les Ruettes Brayes, St Peter Port, Guernsey GY1 1EW.
(12)
Reflects the number of shares of Common Stock issuable upon conversion of the Convertible Note, assuming the note is converted in full. L1 Energy Capital Management S.à.r.l (“L1 Energy”) may convert the Convertible Note into shares of Common Stock at any time on or prior to January 9, 2026. Each of Neil Toyer and Maxime Nino may be deemed to have beneficial ownership over the shares owned directly by L1 Energy upon conversion of the Convertible Note because Mr. Toyer and Mr. Maxime serve as Directors of L1 Energy and exercise voting and investment power over such securities. The business address for L1 Energy is 1-3 Boulevard de la Foire, L-1528 Luxembourg, Luxembourg.
(13)
Reflects the shares of Common Stock held by Clal Industries Ltd. (“Clal Industries”). Each of Access Industries Holdings LLC (“AIH”), Access Industries, LLC (“Access LLC”), Access Industries Management, LLC (“AIM”), Clal Industries and Mr. Len Blavatnik may be deemed to share voting and investment power over shares owned directly by Clal Industries because (i) Mr. Blavatnik controls AIM, AIH, Access LLC and AI International GP Limited, the general partner of AI SMS (as defined below), (ii) AIM controls Access LLC and AIH, (iii) Access LLC controls a majority of the outstanding voting interests in AIH, (iv) AIH owns a majority of the equity of AI SMS L.P. (“AI SMS”), (v) AI SMS controls AI Diversified Holdings Ltd. (“Holdings Limited”), (vi) Holdings Limited owns AI Diversified Parent S.à r.l., which owns AI Diversified Holdings S.à r.l., which owns Access AI Ltd (“Access AI”), (vii) Access AI wholly owns Clal Industries. The address of Clal Industries is the Triangular Tower, 3 Azrieli Center, Tel Aviv 67023, Israel and the address of AIH, Access LLC, AIM and Mr. Blavatnik is c/o Access Industries Inc., 40 West 57th Street, New York, New York 10019, United States.